SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 13, 2009

Southwest Iowa Renewable Energy, LLC
 (Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

000-53041	20-2735046
(Commission file number)	(IRS employer identification no.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of principal executive offices)	(Zip code)

(712) 366-0392
 (Registrant’s telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 13, 2009, Southwest Iowa Renewable Energy, LLC (the “Company”) released a newsletter to investors introducing James M. Lay as interim general manager/president/chief executive officer of the Company, and Mr. Lay's summary of recent testing and operational procedures of the Company’s ethanol plant, as well as other developments related to plant management, as attached hereto at Exhibit 99.1.

The exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.  Other Events

The information contained under Item 7.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Newsletter dated April 13, 2009 from Southwest Iowa Renewable Energy, LLC, as released on April 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENGERGY, LLC
Date: April 13, 2009	By:	/s/ Cindy Patterson
Cindy Patterson
Chief Financial Officer